Exhibit 99.1

Spectaire Closes $2.0 Million Equity Investment

[Watertown, MA] – March 18, 2024 – Spectaire Holdings Inc. (NASDAQ: SPEC) (“Spectaire”) has announced that it has closed a $2.0 million private placement with True Remainders Ltd. for the sale and issuance of (i) an aggregate of 1,538,461 shares of Spectaire common stock, and (ii) an accompanying warrant to purchase up to 1,538,461 shares of Spectaire common stock (the “Warrant”) at an exercise price of $1.30 per share. The Warrant is immediately exercisable and may be exercised at any time until March 18, 2027.

“I am a long-term shareholder and believe in the future of Spectaire,” said John Hultink, founder of True Remainders. “I have a firm belief that any company that has miniaturized an instrument such as a mass spectrometer, and has successfully deployed the technology, will have a great future. I look forward to continuing to support Spectaire as the company progresses.”

“John is a valued partner, and we welcome his investment, which enables us to increase our manufacturing capacity to address growing demand,” says Brian Semkiw, CEO of Spectaire.

About Spectaire Holdings Inc.: Spectaire Holdings Inc. (NASDAQ: SPEC) stands at the forefront of air quality and emissions reduction technology. With a relentless focus on innovation and environmental sustainability, Spectaire is committed to helping industries monetize their investments in emissions mitigation to the benefit of their businesses, the economy, and the environment. For more information, please visit www.spectaire.com.

For additional information, contact:

IR@spectaire.com

Dave Gentry
RedChip Companies, Inc.
1-800-733-2447

1-407-491-4498

SPEC@redchip.com

Forward-Looking Statements

This release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will continue,” “will likely result” and similar expressions.

The forward-looking statements are based on the current expectations of the management of Spectaire and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by Spectaire with the U.S. Securities and Exchange Commission (the “SEC”) and the following: Spectaire’s ability to operate as a going concern; Spectaire’s requirement of significant additional capital; Spectaire’s limited operating history; Spectaire’s history of losses; Spectaire’s ability to attract qualified management; Spectaire’s ability to adapt to rapid and significant technological change and respond to introductions of new products in order to remain competitive; the loss of, or nonperformance by, one or more significant customers; disruptions of Spectaire’s manufacturing operation; changes in governmental regulations reducing demand for Spectaire’s products or increasing Spectaire’s expenses; the effects of global health crises on Spectaire’s business plans, financial condition and liquidity; changes or disruptions in the securities markets; legislative, political or economic developments; Spectaire’s failure to obtain any necessary permits or comply with laws and regulations and other regulatory requirements; accidents, equipment breakdowns, labor disputes or other unanticipated difficulties or interruptions; potential cost overruns or unanticipated expenses in development programs; potential legal proceedings; and Spectaire’s failure to obtain or maintain insurance covering all of Spectaire’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of Spectaire prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning matters addressed herein and attributable to Spectaire or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, Spectaire undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

No Offer

This communication is for informational purposes only and shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.